UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 1, 2009

FUQI INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52383	20-1579407
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5/F., Block 1, Shi Hua Industrial Zone Cui Zhu Road North Shenzhen, 518019 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	+86 (755) 2580-1888

N/A
 (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements

On June 1, 2009, Fuqi International, Inc. (the “Company”) held its 2009 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved, among other items, the Fuqi International, Inc. 2009 Omnibus Incentive Plan (the “Plan”).  The Company’s Board of Directors had previously adopted the Plan, subject to stockholder approval, on April 29, 2009.  The Plan replaces the Fuqi International, Inc. 2007 Equity Incentive Plan (“2007 EIP”), which has been frozen and under which no further grants or awards will be made.  However, the 2007 EIP will continue in effect for so long as and solely to the extent necessary to administer previously-granted awards that remain outstanding under the 2007 EIP.

A description of the material terms of the Plan and complete copy of the Plan are included in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2009 in connection with the Annual Meeting (the "Proxy Statement").  The description and copy of the Plan included in the Proxy Statement are incorporated herein by reference.

On April 29, 2009, the Compensation Committee granted options pursuant to the Plan to Yu Kwai Chong (CEO) to purchase 69,000 shares common stock and options to each of Ching Wan Wong (CFO), Lie Xi Zhuang (COO), and Chujian Huang (Retail Director) to purchase 60,000 shares each.  The option grants were subject to shareholder approval of the Plan.  Each of the options have a term of seven years and vest in one-third increments on each of April 29th of 2010, 2011, and 2012.  In addition, Charlene Hua (VP Finance, Capital Market and Corporate Development) was granted options to purchase 19,588 shares of common stock.  Ms. Hua’s options have a term of seven years and fully vest on February 12, 2010.  All of the foregoing options are exercisable at $5.93 per share.  Upon termination of service with the Company, the unvested options will immediately expire and vested options will expire twelve months from date of termination, except in limited circumstances set forth in the option agreement.  The Compensation Committee also approved the issuance of 10,438 shares of restricted stock under the Plan to each of the independent directors of the Company—Victor Hollander, Eileen Brody, Hon. Lily Chen, and Jeff Liu—subject to shareholder approval of the Plan and filing of a registration statement covering the Plan.  The restricted stock will vest as follows:  ¼ vests upon grant and an additional ¼ vests on each of June 30, September 30, and December 31 of 2009.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Fuqi International, Inc. 2009 Omnibus Incentive Plan
4.2	Form of Stock Option Agreement for 2009 Omnibus Incentive Plan
4.3	Form of Restricted Stock Agreement for 2009 Omnibus Incentive Plan
4.4	Form of Restricted Stock Unit Agreement for 2009 Omnibus Incentive Plan
4.5	Form of Stock Appreciate Rights Agreement for 2009 Omnibus Incentive Plan
10.1	Form of Stock Option Agreement for option grants to Messrs. Chong, Wong, Zhuang, and Huang and Ms. Hua.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2009	FUQI INTERNATIONAL, INC.

	By:	/s/ Yu Kwai Chong
	Name	Yu Kwai Chong
	Title:	Chief Executive Officer